SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              May 27, 2002
                                                --------------------------------



                              HOLLYWOOD MEDIA CORP.
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               (Exact Name of Registrant as Specified in Charter)




       Florida                          0-22908                 65-0385686
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(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)



2255 Glades Road, Suite 237 West, Boca Raton, Florida                   33431
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code            (561) 998-8000
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 4. - Changes in Registrant's Certifying Accountant.
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On May 27, 2002, Hollywood Media Corp. (the "Company") terminated the engagement of its independent certified public accountants, Arthur Andersen LLP
("Andersen") and engaged the services of Ernst & Young LLP ("Ernst & Young") as its new independent auditors for the Company's fiscal year ending December 31, 2002, effective immediately. These actions followed the Company's decision to seek proposals from independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 2002. The decision to terminate Andersen and retain Ernst & Young was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

None of the audit reports of Andersen on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2000 and 2001 contained an adverse opinion or a disclaimer of opinion nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2000 and 2001, and the subsequent interim period through May 27, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended December 31, 2000 and 2001, or within the interim period through May 27, 2002.

A letter from Andersen to the Securities and Exchange Commission is attached hereto as Exhibit 16.1

During the two most recent fiscal years ended December 31, 2000 and 2001, and the subsequent interim period though May 27, 2002, the Company did not consult with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


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Item 7. - Financial Statements and Exhibits.
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(c)      Exhibits.

16.1 Letter dated May 27, 2002 from Arthur Andersen LLP to the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HOLLYWOOD MEDIA CORP.


                                     By:/s/ Mitchell Rubenstein
                                        ----------------------------------------
                                        Mitchell Rubenstein
                                        Chairman and Chief Executive Officer


Date:  May 27, 2002

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                                  EXHIBIT INDEX
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Exhibit Number                   Description
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    16.1             Letter dated May 27, 2002 from Arthur Andersen LLP to the
                     Securities and Exchange Commission.